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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report (Date of earliest
                         event reported): June 30, 1999


                     BINGHAM FINANCIAL SERVICES CORPORATION

             (Exact name of registrant as specified in its charter)

Michigan                          0-23381                     38-3313951

(State or other                 (Commission               (I.R.S. Employer
jurisdiction of                 File Number)              Identification No.)
incorporation)



                   260 East Brown Street, Birmingham, MI 48009
              (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (248) 644-5470



         (Former name or former address, if changed since last report.)


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         ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On June 30, 1999, pursuant to a Reorganization Agreement dated as of June 30, 1999 (the "Reorganization Agreement") Bingham Financial Services Corporation ("Bingham") acquired all of the issued and outstanding stock of Hartger & Willard Mortgage Associates, Inc. ("Hartger & Willard") from DMR Financial Services, Inc., an affiliate of Detroit Mortgage and Realty Company. Pursuant to the terms of the Reorganization Agreement, 66,667 shares of Bingham common stock, without par value, were issued to DMRFS. The terms of the transaction were determined on the basis of arm's length negotiations between the parties. Hartger & Willard is in the commercial mortgage lending and servicing business.

         The description of the acquisition included herein does not purport to be complete and is qualified in its entirety by reference to the Reorganization Agreement which is filed as Exhibit 2.1 hereto.
























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         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a. FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. It is impracticable at this time to provide the required financial statements. The required financial statements will be filed with an amendment to this Form 8-K as soon as practicable, and in any event no later than 60 days after the date that this report is required to be filed.

         b. PRO FORMA FINANCIAL INFORMATION. It is impracticable at this time to provide the required pro forma financial information. The required financial information will be filed with an amendment to this Form 8-K as soon as practicable, and in any event no later than 60 days after the date that this report is required to be filed.

         c.       EXHIBITS.

         2.1 Reorganization Agreement dated as of June 30, 1999 by and among Bingham Financial Services Corporation, a Michigan corporation, DMR Financial Services, Inc., a Michigan corporation, Hartger & Willard Mortgage Associates, Inc., a Michigan corporation and Detroit Mortgage & Realty Company, a Michigan corporation. Omitted from such exhibit, as filed, are the remaining exhibits referenced in such agreement. The Registrant will furnish supplementally a copy of any such exhibits to the Commission upon request.

         2.2 Lockup Agreement executed as of July 2, 1999 by DMR Financial Services, Inc. in favor of Bingham Financial Services Corporation.

         2.3 Shareholders Agreement dated as of July 2, 1999 by and among Bingham Financial Services Corporation, certain
                  "Shareholders/Directors", DMR Financial Services, Inc. and Detroit Mortgage and Realty Company.




















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               BINGHAM FINANCIAL SERVICES CORPORATION



                                       /s/ Ronald A. Klein
                                  ----------------------------------------------
                                  Name:    Ronald A. Klein
                                  Title:   President and Chief Executive Officer


         Dated:  July 13, 1999


























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                                INDEX TO EXHIBITS

EXHIBIT                DESCRIPTION                            METHOD OF FILING
-------                -----------                            ----------------
2.1                    Reorganization Agreement dated as of   Filed herewith
                       June 30, 1999
2.2                    Lockup Agreement executed as of July   Filed herewith
                       2, 1999
2.3                    Shareholders Agreement dated as of     Filed herewith
                       July 2, 1999
































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